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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                           Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): August 16, 1999


                   Burlington Northern Santa Fe Corporation
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)


       1-11535                                                  41-1804964
(Commission File Number)                                      (IRS Employer
                                                            Identification No.)


              2650 Lou Menk Drive, Forth Worth, Texas 76131-2830
             (Address of Principal Executive Offices)  (Zip Code)


                                (817) 333-2000
             (Registrant's Telephone Number, Including Area Code)


                               (Not Applicable)
         (Former Name or Former Address, If Changed Since Last Report)

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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

        As part of its previously announced share repurchase program, the Company purchased 4,345,000 shares of its common stock at $29.585 per share from Alleghany Corporation in a private transaction that settled on August 16, 1999.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BURLINGTON NORTHERN SANTA FE CORPORATION
                                        (Registrant)


Date: August 16, 1999              By:  /s/ Thomas N. Hund
                                        ----------------------------------
                                        (Signature)
                                        Thomas N. Hund
                                        Senior Vice President and
                                          Chief Financial Officer